UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 10, Tower 11, Avenue 5, The Horizon

Bangsar South City, No. 8, Jalan Kerinchi, 59200, Kuala Lumpur, Malaysia

(Address Of Principal Executive Offices And Zip Code)

Registrant’s telephone number, including area code: (908) 517-7330

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Stock Market LLC
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information set forth under this “Item 2.02. Results of Operations and Financial Condition,” including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 is a copy of a press release of Cyclacel Pharmaceuticals, Inc. (the “Company”), dated April 2, 2025, announcing certain financial results for the fourth quarter ended December 31, 2024.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended Resignation of Officers and Directors

On March 31, 2025, David Lazar, the Company’s co-principal financial officer and co-principal accounting officer agreed to delay his previously announced resignation from March 31, 2025 until the date that the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”), is filed with the Securities and Exchange Commission (“SEC”). On such date, Mr. Lazar’s resignation shall be automatically effective. Mr. Lazar’s resignation was not the result of any disagreement between Mr. Lazar and the Company on any matter relating to the Company’s operations, policies or practices.

Additionally, on March 31, 2025, each of Avraham Ben-Tzvi and David Natan agreed to delay their previously announced resignation of their services to the Company as independent director from March 31, 2025 until the filing date of the Form 10-K. On such filing date, each of their resignation shall be automatically effective.

Appointment of Two Independent Directors

On April 2, 2025, coinciding with the effective time of the resignation of Messers. Ben-Tzvi and Natan, as independent directors, the Company appointed Ms. Inigo Angel Laurduraj and Dr. Satis Waran Nair Krishnan, as independent directors, on the Company’s board of directors (the “Board”) to fill the vacancies and to hold office until their successor shall have been duly elected and qualified or until her or his earlier death, resignation or removal.

Dr. Satis Waran Nair Krishnan (age 39) is a Medical Doctor at Centric Health in Drogheda, County Louth, Ireland. Dr. Krishnan is a highly experienced practitioner originally from Malaysia. Dr. Krishnan joined Centric Health in Ireland September 2023. Prior to that, from 2010 to August 2023, Dr. Krishnan was a Doctor in the public health field for the Ministry of Health Malaysia, With a decade of practice in Malaysia and training in Dermatology from the Association of Family Physicians of Malaysia (AFPM) and the Institute of Dermatology in Bangkok, Thailand, Dr. Krishnan brings a wealth of expertise to our team. Dr. Nair is proficient in English, Russian and Ukrainian, he is dedicated to providing patient-centered care and promoting overall well-being. Dr. Krishnan received his medical degree in 2010 and Professional Diploma of General Dermatology in 2023.

Inigo Angel Laurduraj (age 40) brings extensive audit and accounting services to the Company over her 20 years in that industry. Ms. Laurduraj served as a Senior Accounting Manager at IOI Oleochemicals Sdn. Bhd., an edible oil refining and oleochemicals company for 11 years from 2007 through 2018. Prior to that, she served from 2005 through 2005 as an Auditor for Moore Stephens (now Moore Global), a global firm operating in 114 countries specializing in accounting and finance services, audit and assurance, fund services, private client services, corporate services, and tax services. Ms. Laurduraj earned an  Association of Chartered Certified Accountants (ACCA) in 2015 and a Bachelors of Arts in Accounting in 2014.

There is no arrangement or understanding pursuant to which Ms. Inigo Angel Laurduraj and Dr. Satis Waran Nair Krishnan were appointed to the Board, and neither Ms. Laurduraj nor Dr. Krishnan has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. No compensation has been determined for Ms. Laurduraj or Dr. Krishnan presently but if and when determined shall be consistent with the Company’s compensation practices for non-employee directors.

Pursuant to Nasdaq Listing Rule 5605(b)(1), a majority of the Board must be comprised of independent directors as defined in Nasdaq Listing Rule 5605(a)(2). Following the appointments of Ms. Laurduraj and Dr. Krishnan, the Board currently consists of five directors of which three are considered independent directors.

Board Approval of Committee Assignments

In connection with Ms. Laurduraj and Dr. Krishnan’s appointment, as well as the Board’s recent appointment of Mr. Kwang Fock Chong as independent director, as previously announced on Form 8-K filed with the SEC on February 27, 2025, on April 2, 2025, the Board also approved the following committee appointments after a thorough review of all of the candidates’ backgrounds, relevant experience and professional and personal reputations:

•	Audit Committee -- Kwang Fock Chong (Chair); Inigo Angel Laurduraj; and Dr. Satis Waran Nair Krishnan

•	Compensation and Organization Committee -- Inigo Angel Laurduraj (Chair); Kwang Fock Chong; and Dr. Satis Waran Nair Krishnan

•	Nominating and Governance Committee -- Dr. Satis Waran Nair Krishnan (Chair), Kwang Fock Chong and Inigo Angel Laurduraj

The Board also determined that each of Kwang Fock Chong, Inigo Angel Laurduraj, and Dr. Satis Waran Nair Krishnan also satisfy the additional requirements of financial literacy and audit committee independence for audit committee service under the applicable rules and regulations of the SEC and the listing standards of Nasdaq.

The Company announced the appointments in its April 2, 2025 press release. A copy of that press release is being filed with this Form 8-K as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is hereby incorporated by reference. A copy of the press release announcing Ms. Laurduraj and Dr. Krishnan’s appointment to the Board is furnished hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press release announcing financial results for Cyclacel Pharmaceuticals, Inc.’s fourth quarter ended December 31, 2024, dated April 2, 2025.
104	Cover Page Interactive Data File (embedded within the XBRL document)

Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. Such forward-looking statements are based on the Company’s beliefs and assumptions and on information currently available to it on the date hereof. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. These and other risks are described more fully in the Company’s other filings with the Securities and Exchange Commission, including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents the Company files with the Securities and Exchange Commission from time to time. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 2, 2025	Cyclacel Pharmaceuticals, Inc.

	By:	/s/ Datuk Dr. Doris Wong Sing Ee
		Name:	Datuk Dr. Doris Wong Sing Ee
		Title:	Chief Executive Officer and Executive Director

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